                                             SETTLEMENT LETTER FROM USC EUROPE (UK) LIMITED

                                                                                                                         6 October 2004

WITHOUT PREJUDICE
SUBJECT TO CONTRACT

Francois Vissers
Freesiaberg 7
4708 CE Rossendaal
Noord-Brabant
The Netherlands

Dear Francois,

I am writing to you with the proposals of USC Europe U.K. Ltd. ("the  Company")  following the  termination  of your  employment due to redundancy.

For the  purpose of these  proposals,  the  references  to the Group mean United  States Can Company and the Company and all  companies which are direct or  indirect  subsidiary  companies  (as  defined in the  Companies  Act 1985) of either  company  and any  associated companies in which any such company has a direct or indirect  interest at the Termination  Date (as defined  below).  This Agreement is entered into by the Company for itself and in trust for each such  company and those  persons  listed in paragraph  8.1 (Full and final settlement) with the intention that each such company or person will be entitled to enforce it directly against you.

1.       Termination

1.1      The Company  terminated your employment  without giving you the period of notice or payment in lieu specified in Clause 3.1 of your  employment  contract dated 8 March 2001 ("the  Employment  Agreement").  Consequently,  your employment with the Company came to an end on 31 August  2004 ("the  Termination  Date") and all your  entitlements  in  connection  with your  employment whether or not under the Employment Agreement ceased.

1.2      The Company has issued your P45 made up to the Termination Date.

2.       Pre-Conditions

2.1      You will resign your  directorships  of the Company and all other  directorships  of companies in the Group in the form of the letter  attached  at  Schedule  2  (Draft  resignation  letter)  with  effect  from  the  Termination  Date.  If you  hold any trusteeships  or other  offices  relating to the Group's  business,  you will  resign from them and on request,  execute  such documents as may be necessary to give effect to them.

2.2      In accordance  with  Clause 16 of the  Employment  Agreement you have returned all documents,  equipment  (including,  but not limited to, laptop,  docking  station,  TFT monitor,  keyboard,  mobile phone,  blackberry,  printer/fax and car)  information
         (however it is stored) and other  property  belonging to the Group or relating to any of its  business,  without you or anyone on your behalf  retaining  copies of such  documents or extracts from them.  You undertake  that you have not  downloaded  any information (however it is stored).

3.       Severance Payment and Options

3.1      Within  seven days of the  receipt of a signed  copy of this  Agreement  and  completed  certificate  attached  at  Schedule 1
         (Compromise agreement),  provided that the conditions in paragraph 2 (Pre-conditions) have been satisfied the Company will pay without liability and as compensation for the early termination of your employment:

(1)      the sum of(euro)1,993 euros (your statutory redundancy payment);

(2)      the sum of(euro)130,513 (one hundred and thirty  thousand  five hundred and  thirteen)  euros less tax at the UK basic rate of 22%
         which the Company  will deduct and account for it to the Inland  Revenue in the UK  producing a net payment to you of(euro)102,697
         (one hundred and two thousand six hundred and ninety-seven) euros; and

(3)      the sum of(euro)197,495 (one hundred and ninety-seven  thousand four hundred and  ninety-five)  euros,  paid without  deduction of tax in accordance with clause 3.2 below;

         together "the Severance Payment".

3.2      The payments in clauses 3.1(1) and 3.1(3) will be made to:

         Account Name:     Client Account Public Notary Rademakers Geleijns van Kreij

         Account Number:   18.43.15.255

         Address:          Rabobank Roosendaal

                                    Postbus 1

                                    4700 AA Roosendaal

         IBAN number:      NL07 RABO 0184315255

         Swift Address Rabobank: RABO NL 2U

         Reference:                 "Out of the Box B.V."

         The payment in clauses 3.1(2) will be paid to:

         Account Name:  FJJ Vissiers

         Account Number: postbank 40 30 826

         Address: Freesiaberg 7

                  Roosendaal

         IBAN number: nl56 pstb 0004 0308 26

3.3      You or your Permitted  Transferees (as defined in the Stockholders  Agreement dated October 4, 2000) will continue to hold any shares of basic U.S. Can  Corporation  restricted  common stock  ("basic  restricted  stock") and  performance  based U.S. Can
         Corporation  restricted stock  ("performance based restricted stock") that vested on or before August 31, 2004, subject to the terms and conditions of the governing  Stockholders  Agreement.  Any unvested shares of basic or performance  based restricted
         stock will be treated in  accordance  with the terms and  conditions  of the  governing  Stockholders  Agreement.   You hereby
         agree,  however,  that as of your last day worked,  for all purposes of the  Stockholders  Agreement,  you and your  Permitted
         Transferees  shall each be deemed to be an "Other  Stockholder"  rather than a "Management  Stockholder" and that from time to time  thereafter,  at the request of U.S. Can  Corporation and without  further  consideration,  you shall execute and deliver further  instruments  and take such other  actions,  as U.S. Can  Corporation  may  reasonably  require,  to more  effectively evidence such designation.

4.       Tax and National Insurance

         You will be responsible for all income taxes or employee  national  insurance  contributions  under any  jurisdiction (if any)
         which may be payable in respect of all  payments and  arrangements  contained in this  Agreement.  You agree to indemnify  the
         Company  and all  other  companies  in the  Group  and to keep it  indemnified  against  such  taxes  and  national  insurance contributions,  interest,  charges,  penalties and costs.  If an assessment is made on the Company which may require it to pay further  income tax or employee  national  insurance  contributions,  the Company  will give you a reasonable  opportunity  to comment before payment is made.

5.       Restrictions

         You undertake to continue to observe  Clauses 14,  15 and 17 of the Employment  Agreement,  notwithstanding the termination of your employment.

6.       Secrecy and Statements

(i)      The Company and you agree that the terms of this Agreement are strictly  confidential and will not be disclosed,  communicated or otherwise made public

                  (a)      by you, except to your immediate family,  for the purpose of taking  professional  legal or financial advice and provided that such  professionals  agree to abide by this  paragraph or if you are required by law to do so,  provided  that you notify the Company upon your receipt of any demand or request for  disclosure  under law so that the Company may take any action it deems  advisable to prevent such  disclosure . In  particular you agree not to disclose the terms of this Agreement to any employee of the Group; or

                  (b)      by the  Company,  except to  employees  on a need to know  basis,  for the  purpose  of taking  professional financial or legal advice in connection  with this Agreement and provided that such  professionals  agree to abide by this paragraph or if required by law to do so or in connection  with the proper  performance of the
                           Group's business;  and

         (ii)     you will not make or publish any adverse,  untrue or misleading  statement or comment about the Group or its officers and  employees and that you will not  represent  yourself as continuing to be employed by or connected  with any such company.

7.       Warranty

         In signing this Agreement you are  representing  and warranting  that you have not committed any material  breach of the terms of your  employment,  such that the Company would be entitled to dismiss you summarily  and without  compensation,  and, as at the date of this  Agreement,  you are not aware of any  claims or causes  of action  against  the Group by any third  party of which the Company is not aware.

8.       Full and Final Settlement

8.1      You accept the terms of this  Agreement  in full and final  settlement  of all (if any) claims of any nature which you have or may have against the Company and any other company in the Group and their  respective  officers and  employees  arising out of or in connection with your employment and its termination,  any negotiations,  offers of settlement and settlement discussions since your  termination,  and your  directorships  and their  termination  or any other matter whether such claims arise under
         English  Law,  Dutch law,  German law,  European law or any other  jurisdiction.  We both  acknowledge  that it is our express intention,  when entering  into this  Agreement,  that it covers all such claims,  whether known or unknown to one or other or neither or both of us, and  whether or not the  factual or legal  basis for the claim is known or could have been known to one or other or neither or both of us.  Furthermore  you  acknowledge  that you have taken  independent  legal  advice  from Clive
         Howard of Russell,  Jones & Walker (your "Adviser") on the terms and effect of this Agreement,  that you will be entering into it  voluntarily,  without  reservation  and with the  intention  that it will be binding on you as a  compromise  agreement or otherwise  and that the  conditions  regarding  compromise  agreements  under section 203 of the  Employment  Rights Act 1996, section  77 of the Sex  Discrimination  Act 1975,  section  72 of the Race  Relations  Act 1976,  section 9 of the  Disability
         Discrimination  Act 1995,  Regulation  35 of the  Working  Time  Regulations  1998,  section 288 of the Trade Union and Labour
         Relations  (Consolidation) Act 1992, section 9 of the Part-Time Workers  Regulations 2000,  Regulation 41 of The Transnational
         Information and Consultation of Employees  Regulations 1999,  Paragraph 2(2),  Schedule 4 of The Employment Equality (Religion
         or Belief) Regulations 2003 and Paragraph 2(2), Schedule 4 of The Employment  Equality (Sexual  Orientation)  Regulations 2003
         have been  satisfied.  You also warrant the accuracy of  paragraph 2  of the  certificate  attached at Schedule 1  (Compromise agreement) and acknowledge  that the Severance  Payment  includes any statutory  compensation to which you may be entitled and that it would not be just and equitable for you to receive any further compensation.

8.2      In signing this Agreement you are representing and warranting that:

         (i)      you have  instructed  your  Adviser to advise you  whether  you have or may have any  Statutory  Claim (as defined in paragraph  8.3)  against the Company or any other  company in the Group  arising  out of or in  connection  with your employment and its termination;

         (ii)     you have provided your Adviser with whatever  information is in your possession which your Adviser requires to advise you whether you have or may have any such Statutory Claim;

         (iii)    your only Statutory Claims or particular complaints are for unfair dismissal;

         (iv)     your  Adviser has advised you that,  on the basis of the  information  available to your  Adviser,  you have no other
                  Statutory Claim against the Company or any other company in the Group.

8.3      A  Statutory  Claim  means any claim for or  relating  to unfair  dismissal;  a  redundancy  payment;  equal pay;  sex,  race, disability  or sexual  orientation  discrimination  or  discrimination  on the grounds of religion  or belief;  working  time;
         unauthorised  deduction from wages or for the  infringement  of any other  statutory  employment  rights which you have or may have under the  Employment  Rights Act 1996,  the Trade Union and Labour  Relations  (Consolidation)  Act 1992, the Employment
         Relations Act 1999, the Part-Time  Workers  Regulations  2000 or the  Transnational  Information and Consultation of Employees
         Regulations 1999.

8.4      You  acknowledge  that the  Company  and the  Group is  relying  on  paragraphs  8.1 and 8.2 in  deciding  to enter  into this
         Agreement.  If you  breach  either  of these  paragraphs  and a  judgment  or  order is made  against  any such  company,  you acknowledge that it will have a claim against you for damages of not less than the judgment or order.

8.5       The Company,  on behalf of itself and any other company in the Group and their  respective  directors  and  officers,  hereby waives any claim under any jurisdiction,  whether known or unknown,  based on or relating to your employment and directorships or the  termination  thereof  (unless  otherwise  provided  in this  Agreement),  except in case of gross  negligence,  wilful misconduct,  fraud or  criminal  conduct  in the  discharge  of your  employment  duties  or acts  outside  the  scope of your employment.

9.       Legal Costs

         Within 14 days of the date of this  Agreement and provided that there has been  compliance  with the conditions in paragraph 2
         (pre-conditions)  and the receipt of a copy of an account from Russell Jones & Walker  addressed to you (but marked payable by the Company),  the Company will make a contribution  of(pound)675 (plus VAT) direct to your  solicitors for your  reasonable  legal fees for advice in connection with the termination of your employment.

10.      Applicable Law

         This  Agreement  will be  construed  in  accordance  with  English law and the  parties  irrevocably  submit to the  exclusive jurisdiction of the English courts to settle any disputes which may arise in connection with this Agreement.

11.      Entire Agreement

         This  Agreement  contains  the entire  understanding  between the  Company,  on behalf of itself and any other  company in the
         Group, and you and supercedes all (if any) subsisting  agreements,  arrangements,  representations and understandings,  either written or verbal relating to your employment and its termination and any such agreements,  arrangements  representations  and understandings are deemed to have been terminated by mutual consent.

If these proposals are  acceptable,  would you please confirm your acceptance by signing and returning the enclosed copy of this letter to me. In doing so you will be  confirming  that you have complied with the  conditions  in  paragraphs  2.1 and 2.2  (Pre-conditions).
Once signed and received by us,  together with the  certificate  attached at Schedule 1 (Compromise  agreement)  duly signed and dated, this Agreement will be binding.

Yours sincerely,

/s/ Sandra K. Vollman
---------------------

Sandra Vollman
SVP and CFO
For and on behalf of USC Europe (UK) Limited

On Copy :

I accept these proposals.

Signed :  /s/ Francois Vissers
          --------------------

Dated : 6/10/2004
        ---------

                                                              SCHEDULE 1

                                                         COMPROMISE AGREEMENT

I hereby certify as follows :

1.       I am a solicitor of the Supreme Court of England and Wales holding a current Practising Certificate.

2.       I have  advised  Francois  Vissers  ("my  Client") on the terms and effect of the  Settlement  Agreement  dated 6 October 2004 between  USC Europe  (UK)  Limited  and my Client and in  particular  its effect on my  Client's  ability to pursue his rights before an Employment  Tribunal,  including the matters set out in the paragraph of the Settlement  Agreement  headed "Full and
         Final Settlement".

3.       I am not acting (and have not acted) in relation to this matter for USC Europe (UK) Limited or any associated employer.

4.       There is in force a contract of insurance or an indemnity  provided for members of a profession or professional  body covering the risk of a claim by my Client in respect of loss arising in consequence of the advice I have given.

5.       I confirm that paragraphs 8.2 (i), (iii) and (iv) (Full and final settlement) of the Settlement Agreement are accurate.

SIGNED :  /s/ Clive Howard
          ----------------

Name of Independent Adviser/Solicitor :     Clive Howard

Firm :            Russell, Jones & Walker

Address :         Swinton House
                  324 Gray's Inn Road
                  London  WC1X 8DH

Dated:  6/10/04
        -------

                                                            August 31, 2004

U.S. Can Corporation
700 East Butterfield Road
Suite 250
Lombard, IL 60148

Ladies and Gentlemen:

         Effective August 31, 2004, I resign from my positions as Senior Vice President  International and President of European  Operations of
U.S. Can Corporation.  I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

United States Can Company
700 East Butterfield Road
Suite 250
Lombard, IL 60148

Ladies and Gentlemen:

         Effective August 31, 2004, I resign from my positions as Senior Vice President  International and President of European  Operations of
United States Can Company.  I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Europe Netherlands B.V
Amsteldijk 166
1079 LH Amsterdam
The Netherlands

Ladies and Gentlemen:

         Effective  August 31, 2004,  I resign from my position as Director of U.S.C.  Europe  Netherlands  B.V. I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Holding U.K. Ltd
Dragon Parc
Abercanaid
Merthyr Tydfil
Mid Glamorgan
CF48 1PQ

Ladies and Gentlemen:

         Effective  August 31,  2004,  I resign from my position as Director of U.S.C.  Holding  U.K.  Ltd. I confirm  that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.K. Can Ltd
Dragon Parc
Abercanaid
Merthyr Tydfil
Mid Glamorgan
CF48 1PQ

Ladies and Gentlemen:

         Effective  August 31, 2004,  I resign from my position as Director of U.K.  Can Ltd. I confirm  that I have no claim for  compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Europe U.K. Ltd
Dragon Parc
Abercanaid
Merthyr Tydfil
Mid Glamorgan
CF48 1PQ

Ladies and Gentlemen:

         Effective  August 31,  2004,  I resign from my position as  Director  of U.S.C.  Europe U.K.  Ltd. I confirm  that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Europa Italia S.r.L.
Borgo Felino 3
43100 - PARMA - Italy

Ladies and Gentlemen:

         Effective  August 31, 2004, I resign from my position as Director of U.S.C.  Europa Italia  S.r.L.  I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. France Holding, S.A.S.
Rue Voltaire
02930
Laon, Cedex, France

Ladies and Gentlemen:

         Effective  August 31,  2004, I resign from my position as Director of U.S.C.  France  Holding,  S.A.S.  I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Aerosols France, S.A.S.
Rue Voltaire
02930
Laon, Cedex, France

Ladies and Gentlemen:

         Effective  August 31, 2004, I resign from my position as Director of U.S.C.  Aerosols  France,  S.A.S.  I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

U.S.C. Europe Espana SA
Ctra. de Constantl Km. 3
43206
Reus, Tarragona 233

Ladies and Gentlemen:

         Effective  August 31,  2004,  I resign from my position as  Director of U.S.C.  Europe  Espana SA. I confirm  that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

May Can Company GmbH
Peter - May Str. 45
504374 Erfstadt

Ladies and Gentlemen:

         Effective  August 31, 2004, I resign from my position as  Geschaftsfuhrer  of May Can Company GmbH. I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

May Verpackungen Verwaltung GmbH
Peter - May Str. 45
504374 Erfstadt

Ladies and Gentlemen:

         Effective August 31, 2004, I resign from my position as  Geschaftsfuhrer  of May  Verpackungen  Verwaltung GmbH. I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers

                                                            August 31, 2004

Wessel-Emballagen GmbH
Gasstr. 11
25524 Itzehoe

Ladies and Gentlemen:

         Effective  August 31, 2004, I resign from my position as  Geschaftsfuhrer  of  Wessel-Emballagen  GmbH. I confirm that I have no claim for compensation for loss of office.

                                                     Sincerely,

                                                     /s/ Francois Vissers
                                                     --------------------

                                                     Francois Vissers